

                                                                                                                          Exhibit A
                                                          AIRPLANES GROUP

                                                    Report to Certificateholders

                                             All numbers in US$ unless otherwise stated


          Payment Date: 15 February 2001.
          Calculation Date: 09 February 2001.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

          ------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Balance on
                                                              Prior Balance     Deposits        Withdrawals       Calculation Date
          -----------------------------------------------------------------------------------------------------------------------
                                                               9-Jan-01                                           9-Feb-01
          Lessee Funded Account                                        0.00            0.00             (0.00)              0.00
          Expense Account (note ii)                            2,011,865.39   14,999,426.70    (15,992,749.37)      1,018,542.72
          Collection Account (note iii)                      195,381,048.31   48,878,537.22    (44,177,062.31)    200,082,523.22
          -----------------------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve                           40,000,000.00                                        40,000,000.00
           -  Maintenance Reserve                             80,000,000.00                                        80,000,000.00
           -  Security Deposit                                36,355,302.00                                        36,203,986.00
           -  Other Collections
               (net of interim withdrawals)                   39,025,746.31                                        43,878,537.22
          -----------------------------------------------------------------------------------------------------------------------
          Total                                              197,392,913.70   63,877,963.92    (60,169,811.68)    201,101,065.94
          -----------------------------------------------------------------------------------------------------------------------
(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
          ------------------------------------------------------------------
          Balance on preceding Calculation Date
            (January 09, 2001)                                 2,011,865.39
          Transfer from Collection Account
            (previous Payment Date)                            9,988,134.61
          Transfer from Collection Account
            (interim deposit)                                  5,000,000.00
          Interest Earned during period                           11,292.09
          Payments during period between prior
            Calculation Date and the relevant
            Calculation Date:
           - Payments on previous Payment Date                (2,958,277.82)
           - Other payments                                  (13,034,471.55)
                                                            ----------------
          Balance on relevant Calculation Date
             (February 09, 2001)                               1,018,542.72
          ------------------------------------------------------------------

(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
          ------------------------------------------------------------------
          Balance on preceding Calculation Date
            (January 09, 2001)                               195,381,048.31
          Collections during period                           48,355,973.50
          Swap receipts (previous Payment Date)                  522,563.72
          Transfer to Expense Account
            (previous Payment Date)                           (9,988,134.61)
          Transfer to Expense Account
            (interim withdrawal)                              (5,000,000.00)
          Net transfer to Lessee Funded Accounts                       0.00
          Aggregate Certificate Payments
            (previous Payment Date)                          (28,076,983.26)
          Swap payments (previous Payment Date)               (1,111,944.44)
                                                            ----------------
          Balance on relevant Calculation Date
            (February 09, 2001)                              200,082,523.22
          ------------------------------------------------------------------


                                                                 5


                                                                                                                          Exhibit A

                                                          AIRPLANES GROUP

                                                    Report to Certificateholders

                                             All numbers in US$ unless otherwise stated


(iii) ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

            ========================================================================================================================
                                    ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS                    NOTE:
                                    Priority of Payments                                              Collections include Proceeds
                                (i) Required Expense Amount                            16,000,000.00  from sale of one B737-200QC.
                               (ii) a) Class A Interest                                 9,925,271.75  ==============================
                                    b) Swap Payments                                      872,785.42
                              (iii) First Collection Account Top-up                   120,000,000.00
                               (iv) Minimum Hedge Payment                                 456,900.00
                                (v) Class A Minimum Principal                                   0.00
                               (vi) Class B Interest                                    1,555,931.92
                              (vii) Class B Minimum Principal                           2,088,907.41
                             (viii) Class C Interest                                    2,375,979.69
                               (ix) Class D Interest                                    3,580,412.50
                                (x) Second Collection Account Top-up                   36,467,170.00
                               (xi) Class A Principal Adjustment Amount                 7,777,707.25
                              (xii) Class C Scheduled Principal                                 0.00
                             (xiii) Class D Scheduled Principal                                 0.00
                              (xiv) Modification Payments                                       0.00
                               (xv) Soft Bullet Note Step-up Interest                           0.00
                              (xvi) Class E Minimum Interest                                    0.00
                             (xvii) Supplemental Hedge Payment                                  0.00
                            (xviii) Class B Supplemental Principal                              0.00
                              (xix) Class A Supplemental Principal                              0.00
                               (xx) Class D Outstanding Principal                               0.00
                              (xxi) Class C Outstanding Principal                               0.00
                             (xxii) Class E Supplemental Interest                               0.00
                            (xxiii) Class B Outstanding Principal                               0.00
                             (xxiv) Class A Outstanding Principal                               0.00
                              (xxv) Class E Accrued Unpaid Interest                             0.00
                             (xxvi) Class E Outstanding Principal                               0.00
                            (xxvii) Charitable Trust                                            0.00
                                                                                     ---------------
            Total Payments with respect to Payment Date                               201,101,065.94
                  Less Collection Account Top-Ups ((iii) and (x)above)               (156,467,170.00)
                                                                                     ----------------
                                                                                       44,633,895.94
                                                                                     ================

            =========================================================================================


                                                                 6


                                                                                                                          Exhibit A
                                                          AIRPLANES GROUP

                                                    Report to Certificateholders

                                             All numbers in US$ unless otherwise stated


(iv) PAYMENT ON THE CERTIFICATES

 -----------------------------------------------------------------------------------------------------------------------------------
 (a)  FLOATING RATE CERTIFICATES                         A-4               A-6              A-7               A-8           Class B
      Applicable LIBOR                               5.88250%          5.88250%         5.88250%          5.88250%          5.88250%
      Applicable Margin                              0.62000%          0.34000%         0.26000%          0.37500%          0.75000%
      Applicable Interest Rate                       6.50250%          6.22250%         6.14250%          6.25750%          6.63250%
      Interest Amount Payable                   1,083,750.00      2,376,000.92     2,815,312.50      3,650,208.33      1,555,931.92
      Step Up Interest Amount                           0.00              0.00             0.00              0.00              0.00

      Opening Principal Balance               200,000,000.00    458,208,292.28   550,000,000.00    700,000,000.00    281,510,487.66
      Minimum Principal Payment Amount                  0.00              0.00             0.00              0.00      2,088,907.41
      Adjusted Principal Payment Amount                 0.00      7,777,707.25             0.00              0.00              0.00
      Supplemental Principal Payment Amount             0.00              0.00             0.00              0.00              0.00
      Total Principal Distribution Amount               0.00      7,777,707.25             0.00              0.00      2,088,907.41
      Redemption Amount
       - amount allocable to principal                  0.00              0.00             0.00              0.00              0.00
       - premium allocable to premium                   0.00              0.00             0.00              0.00              0.00
                                              --------------------------------------------------------------------------------------
      Outstanding Principal Balance
        (February 15, 2001)                   200,000,000.00    450,430,585.03   550,000,000.00    700,000,000.00    279,421,580.25
 -----------------------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 (b)  FIXED RATE CERTIFICATES                        Class C           Class D
      Applicable Interest Rate                       8.1500%          10.8750%
      Interest Amount Payable                   2,375,979.69      3,580,412.50

      Opening Principal Balance               349,837,500.00    395,080,000.00
      Scheduled Principal Payment Amount                0.00              0.00
      Redemption Amount                                 0.00              0.00
       - amount allocable to principal                  0.00              0.00
       - amount allocable to premium                    0.00              0.00
      Actual Pool Factor                           0.9329000         0.9877000
                                              ---------------------------------
      Outstanding Principal Balance
        (February 15, 2001)                   349,837,500.00    395,080,000.00
 -----------------------------------------------------------------------------

 Table of rescheduled Pool Factors                     n/a                n/a
   in the event of a partial redemption


(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
------------------------------------------------------------------------------------------------------------------------------------
                                                        A-4               A-6              A-7               A-8            Class B
     Applicable LIBOR                                5.56875%          5.56875%         5.56875%          5.56875%          5.56875%
     Applicable Margin                               0.62000%          0.34000%         0.26000%          0.37500%          0.75000%
     Applicable Interest Rate                        6.18875%          5.90875%         5.82875%          5.94375%          6.31875%
------------------------------------------------------------------------------------------------------------------------------------



                                                              7

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES
                                                        A-4               A-6              A-7               A-8           Class B

     Opening Principal Amount                       2,000.00          4,582.08         5,500.00          7,000.00          2,815.10
     Total Principal Payments                           0.00             77.78             0.00              0.00            20.89
                                                    --------------------------------------------------------------------------------
     Closing Outstanding Principal Balance          2,000.00          4,504.31         5,500.00          7,000.00          2,794.22

     Total Interest                                    10.84             23.76            28.15             36.50             15.56
     Total Premium                                      0.00              0.00             0.00              0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                     Class C           Class D

     Opening Principal Amount                       3,498.38          3,950.80
     Total Principal Payments                           0.00              0.00
                                                    --------------------------
     Outstanding Principal Balance                  3,498.38          3,950.80

     Total Interest                                    23.76             35.80
     Total Premium                                      0.00              0.00
------------------------------------------------------------------------------


                                                                 8
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